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                         SECURITIES AND EXCHANGE  COMMISSION


                               WASHINGTON  D.C. 20549


                                       FORM 8-K
                                       ---------

                                    CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d)  OF THE

                         SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): October 18, 1995
                                                         -----------------







                                UJB Financial Corp.
               ------------------------------------------------------
               (Exact Name of Registrant as Specified in its Charter)


              New Jersey              1-6451                22-1903313
--------------------------------------------------------------------------
(State or other jurisdiction of    (Commission         (I.R.S. Employer
incorporation  or organization )    File number)        Identification No.)

                       301 Carnegie Center, P. O. Box 2066
                        Princeton ,  New Jersey 08543-2066
                    -----------------------------------------
                    (Address of Principal Executive Offices  )
                                  (Zip Code)

                                (609) 987-3200
                ---------------------------------------------------
                (Registrant's Telephone Number, including Area Code)































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ITEM 5.		OTHER EVENTS.
         -------------


			On October 18, 1995 the Registrant issued consolidated
   balance sheets at	September 30, 1995, December 31, 1994
   and September 30, 1994, and consolidated statements of income
   for the nine	months ended September 30, 1995 and 1994 and
   the three months ended	September 30, 1995 and 1994.  These
   financial statements are attached hereto as	Exhibits (99)A
   and (99)B and are hereby incorporated herein by reference.







		ITEM 7		FINANCIAL STATEMENTS AND EXHIBITS.
          ----------------------------------


      			(c.)	Exhibits:

          		(99)A Consolidated balance sheets at September 30, 1995,
                  December 31, 1994 and September 30, 1994.

            (99)B Consolidated statements of income for the nine months ended September 30, 1995 and 1994 and the three months ended September 30, 1995 and 1994.









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                             SIGNATURE
                             ---------





Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







Dated:  October 27, 1995		                	UJB FINANCIAL  CORP.

                                    						By:/s/ John R. Haggerty
                                             -----------------------
                       					                     John R. Haggerty
                                       	Senior Executive Vice President
                                    						and Chief Financial Officer










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